Reverse Recapitalization and Pre-Closing Financing	11 Months Ended
Dec. 31, 2024
Reverse Recapitalization and Pre-Closing Financing [Abstract]
Reverse Recapitalization and Pre-Closing Financing

3. Reverse Recapitalization and Pre-Closing Financing

As described within the Reverse Recapitalization and Pre-Closing Financing section in Note 1, on August 29, 2024, the reverse recapitalization between Pre-Merger Oruka and ARCA was consummated. The Merger was accounted for as a reverse recapitalization in accordance with U.S. GAAP. At the effective time of the Merger, substantially all of the assets of ARCA consisted of cash and cash equivalents and other nominal non-operating assets and liabilities. No goodwill or intangible assets were recognized.

As part of the recapitalization, the Company acquired the assets and liabilities listed below (in thousands):

August 29, 2024
Cash and cash equivalents	$4,940
Other current assets	114
Accrued liabilities	(54)
Net assets acquired	$5,000